Discontinued Operations	6 Months Ended
Jun. 30, 2019
Disclosure Of Noncurrent Assets Held For Sale And Discontinued Operations [Abstract]
Discontinued Operations

7. DISCONTINUED OPERATIONS

A) Results of Discontinued Operations

In 2017, the Company announced its intention to divest of its Conventional segment. The Conventional segment included the Company’s heavy oil assets at Pelican Lake, the CO2 enhanced oil recovery project at Weyburn and conventional crude oil, NGLs and natural gas assets in the Suffield and Palliser areas in southern Alberta. The results of operations from the Conventional segment have been reported as a discontinued operation. With the exception of the Suffield assets, the Conventional assets were sold prior to December 31, 2017.

On January 5, 2018, the Company completed the sale of its Suffield crude oil and natural gas operations in southern Alberta for cash proceeds of $512 million, before closing adjustments. The agreement includes a deferred purchase price adjustment (“DPPA”) that could provide Cenovus with purchase price adjustments of up to $36 million if the average crude oil and natural gas prices meet certain thresholds over the two years following the close of the disposition.

The DPPA is a two year agreement that commenced on close. Under the purchase and sale agreement, Cenovus is entitled to receive cash for each month in which the average daily price of WTI is above US$55 per barrel or the price of Henry Hub natural gas is above US$3.50 per MMBtu. Monthly cash payments are capped at $375 thousand and $1.125 million for crude oil and natural gas, respectively. The DPPA will be accounted for as a financial option and fair valued at each reporting date. The fair value of the DPPA on the date of close was $7 million.

The following table presents the results of discontinued operations, including asset sales:

For the periods ended June 30, 2018	Three Months Ended	Six Months Ended
Revenues
Gross Sales	(1)	15
Less: Royalties	2	1
	(3)	14
Expenses
Transportation and Blending	-	1
Operating	(32)	(27)
Production and Mineral Taxes	2	1
Operating Margin	27	39
Earnings (Loss) From Discontinued Operations Before Income Tax	27	39
Deferred Tax Expense (Recovery)	7	10
After-tax Earnings (Loss) From Discontinued Operations	20	29
After-tax Gain (Loss) on Discontinuance (1)	(28)	223
Net Earnings (Loss) From Discontinued Operations	(8)	252
(1)	Net of deferred tax recovery of $10 million in the three months ended June 30, 2018 and net of deferred tax expense of $83 million in the six months ended June 30, 2018.

B) Cash Flows From Discontinued Operations

For the periods ended June 30, 2018	Three Months Ended	Six Months Ended
Cash From (Used in) Operating Activities	27	38
Cash From (Used in) Investing Activities	(37)	414
Net Cash Flow	(10)	452